UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2014 (May 30, 2014)

EVER-GLORY INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Ever-Glory Commercial Center,

509 Chengxin Road, Jiangning Development Zone,

Nanjing, Jiangsu Province,

Peoples Republic of China

 (Address of Principal Executive Offices) (Zip code)

(8625) 5209-6889

 (Registrant’s Telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. 07  Submission of Matters to a Vote of Security Holders.

On May 30, 2014 Beijing time (which is May 29, 2014 EST), Ever-Glory International Group, Inc., (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, a majority of the Company’s shares of common stock represented at the Annual Meeting and voting on each proposal voted to approve the following proposals:

1.	To elect Edward Yihua Kang, Jiajun Sun, Zhixue Zhang, Changyu Qi and Merry Tang as directors to serve for a one-year term that expires at the next annual meeting of stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

2.	To ratify issuance of 75,485 shares to certain independent directors;

3.	To approve the Company’s 2014 Equity Incentive Plan;

4.	To conduct a non-binding advisory vote on our executive compensation;

5.	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation; and

6.	To ratify the appointment of GHP Horwath P.C. as our independent auditor to audit the financial statements for the fiscal year ended on December 31, 2013 and to review the three quarterly financial statements ended on September 30, 2014.

All matters voted on at the Annual Meeting were approved as recommended by the Board of Directors of the Company.  The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below.  The Company’s inspector of election reported the final vote of the stockholders as follows:

	For	Against	Withheld	Abstain	Broker Non-Votes
Election of Directors
EDWARD YIHUA KANG	10,901,674	0	6,598	-	961,225
JIAHUN SUN	10,901,924	0	6,348	-	961,225
MERRTY TANG	10,886,110	0	22,162	-	961,225
CHANGYU QI	10,886,010	0	22,262	-	961,225
ZHIXUE ZHANG	10,886,020	0	22,252	-	961,225

To ratify issuance of shares to independent directors;	10,835,837	66,677	-	5,758	961,225

To approve the Company’s 2014 Equity Incentive Plan;	10,823,552	79,528	-	5,192	961,225

To approve, by a non-binding vote, the Company's executive compensation.	10,852,961	50,459	-	4,852	961,225

Ratification of Appointment of Independent registered public accounting firm	11,865,926	3,501	-	70	0

	One year	Two Years	Three Years	Broker Non-Votes
To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to the Company's executive compensation.	114,306	15,942	10,777,605	961,225

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

Date: June 2, 2014	By:	/s/ Edward Yihua Kang
Edward Yihua Kang
Chief Executive Officer